THE ADVISORS’ INNER CIRCLE FUND

Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”)

Supplement dated November 6, 2026 to the
Fund’s Prospectus dated March 1, 2026, as supplemented.

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, Andre Ashook will be added as a portfolio manager of the Fund. Accordingly, the Prospectus is hereby amended and supplemented as follows:

1.	In the “Portfolio Managers” section of the summary portion of the Prospectus, the following disclosure is hereby added:

Andre Ashook, CFA, Portfolio Manager for the Loomis Sayles Full Discretion Institutional Securitized Fund has managed the Fund since 2026.

2.	In the “Portfolio Managers” section of the Prospectus, the following paragraph is hereby added:

Andre Ashook is a Portfolio Manager and Securitized Strategist on the Structured Finance Team at Loomis, Sayles & Company. He is a Securitized Strategist for the Full Discretion Team, working directly with Portfolio Managers to structure the allocation to the sector. Andre was previously a Senior Trader for the Structured Finance Team. He joined Loomis Sayles in 2019 and has 16 years of investment industry experience. Previously, Andre was a trader and analyst in the structured products group at Western Asset Management Company, where he most recently focused on residential whole loans and was responsible for the acquisition, financing and securitization of non-QM mortgages. Prior to focusing on whole loans, he was a trader and credit analysis responsible for consumer and esoteric ABS. Andre started his career as an ABS asset analyst in the advisory group at PIMCO, where he was responsible for the analysis of consumer and esoteric ABS. Andre earned a BS in finance from California State University, Long Beach. He is a CFA® charterholder.

Please retain this supplement for future reference.

THE ADVISORS’ INNER CIRCLE FUND

Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”)

Supplement dated November 6, 2026
to the Fund’s Statement of Additional Information (the “SAI”),
dated March 1, 2026.

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Effective immediately, Andre Ashook will be added as a portfolio manager of the Fund. Accordingly, the SAI is hereby amended and supplemented as follows:

1.	In “The Portfolio Managers” section of the SAI, the following row is hereby added to the “Fund Shares Owned by the Portfolio Managers” table:

Name	Dollar Range of Fund Shares Owned
Andre Ashook, CFA[1]	None

[1]	The valuation date is November 6, 2026.

2.	In “The Portfolio Managers” section of the SAI, the following row is hereby added to the “Other Accounts” table:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andre Ashook, CFA[2]	0	$0	0	$0	0	$0

[2]	The valuation date is November 6, 2026.

Please retain this supplement for future reference.